UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	October 26, 2015

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS
On July 9, 2015, The Procter & Gamble Company (the "Company" or "P&G") announced the signing of a definitive agreement with Coty, Inc. to divest four product categories, along with select hairstyling brands. The transaction includes P&G’s global salon professional hair care and color, retail hair color, cosmetics and fine fragrance categories, along with select hair styling brands, all of which have historically been part of the Company's Beauty reportable segment (previously named Beauty, Hair and Personal Care). The Company expects to complete this transaction in the second half of calendar year 2016, pending regulatory approvals. In accordance with applicable accounting guidance for the disposal of long-lived assets, the results of the affected businesses are reported as discontinued operations beginning with fiscal year 2015-2016 reported results and, as such, are excluded from both continuing operations and segment results. Additionally, the balance sheet positions for the affected businesses as of September 30, 2015 are presented as held for sale in the Consolidated Balance Sheets.
The above changes are reflected in the consolidated financial statements and segment reporting beginning in the first quarter (July - September period) of fiscal year 2015-2016, starting with the Form 10-Q filed on October 23, 2015 for the three-month period ending September 30, 2015. Reporting changes for the above items have been reflected for all historical periods presented.
In this Form 8-K, the Company is providing revised Selected Financial Data, a revised Management's Discussion and Analysis (“MD&A”) and consolidated financial statements and notes thereto for the years ended June 30, 2015, 2014 and 2013 to revise the disclosures for those periods to reflect the discontinued operations reporting for the affected Beauty businesses. The revised Selected Financial Data, MD&A and consolidated financial statements otherwise continue to speak as of the date of the filing of the Form 10-K for the fiscal year ended June 30, 2015 (the “2015 10-K”) with the Securities and Exchange Commission (“SEC”) and have not been updated for events or developments that occurred subsequent to such filing.  For developments since the filing of the 2015 10-K, please refer to the Company's Form 10-Q for the quarter ended September 30, 2015 and the Company's Forms 8-K filed since August 7, 2015, the filing date of the 2015 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
By	/s/ SUSAN S. WHALEY
Susan S. Whaley Assistant Secretary October 26, 2015

EXHIBITS

99.1	Revised Selected Financial Data

99.2	Revised Management's Discussion and Analysis

99.3	Revised Consolidated Financial Statements and Accompanying Footnotes

99.4	Updated Report of the Independent Registered Public Accountant

99.5	Selected Financial Information & Non-GAAP Measures

23	Consent of Independent Registered Public Accounting Firm

101.INS (1)	XBRL Instance Document

101.SCH (1)	XBRL Taxonomy Extension Schema Document

101.CAL (1)	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF (1)	XBRL Taxonomy Definition Linkbase Document

101.LAB (1)	XBRL Taxonomy Extension Label Linkbase Document

101.PRE (1)	XBRL Taxonomy Extension Presentation Linkbase Document

(1)
Pursuant to Rule 406T of Regulations S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934 and otherwise are not subject to liability.